Exhibit 10.41

CLOSING STATEMENT

ASSET SALE- JADIAN ENTERPRISES, INC.

Closing Date: May 9, 2014

SELLER:	BUYER:
Jadian Enterprises, Inc.	Jadian,Inc.

This Closing Statement is provided pursuant to a certain Asset Purchase Agreement dated May

9, 2014, by and among the parties set forth above.

CLOSING STATEMENT

Credits to Seller Asset Purchase Price (including non-compete)	$425,000.00
Plus AIR Credit	$33,704.50
Less Promissory Note	$210,000.00
Less Prepaid Adjustment	$40,760.02

Cash to Seller from Buyer at Closing                                                       $207,944.80

1

INCOMING FUNDS AT CLOSING		DISBURSEMENTS AT CLOSING

Buyer:	$207,944.80	Seller:	$131,837.80
		Jerry Norris	$10,000.00
		Capitol National Bank	$17,856.68
		Rua & Associates	$42,500.00
		Smith Haughey	$5,750.00
		Total	$207,944.80

Seller and Buyer acknowledge and agree that:

1. Neither Buyer nor Seller's attorney shall be responsible for any income tax reporting requirements, and that each party to this transaction shall be responsible for any applicable tax reporting requirements; and

2. They have read the foregoing statement and approve the same and authorize the disbursement of funds and documents in accordance therewith.

SELLER:	BUYER:

Jadian Enterprises, Inc.	Jadian, Inc.

/s/ Karen Griggs	/s/ Shaun Passley
By: Karen Griggs	By: Shaun Passley
Its: Director	Its: President
Dated: may 9, 2014	Dated: May 9, 2024